UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2004

NETOPIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28450	94-3033136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 Shellmound Street, 4th Floor, Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 420-7400

Same

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

This amendment updates the disclosure to Item 4.01 to the Form 8-K filed by Netopia, Inc. (“Netopia”) on September 16, 2004. In such Form 8-K, Netopia stated that it had provided KPMG LLP (“KMPG”) with a copy of the Form 8-K prior to its filing with the Securities and Exchange Commission and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in both Item 4.01 and Item 4.02 of the Form 8-K. Netopia stated that it would file such letter from KPMG with the Securities and Exchange Commission by amending the Form 8-K promptly following the receipt of such letter.

On September 24, 2004, Netopia received the letter from KPMG described in the preceding paragraph. Netopia is filing the letter from KPMG as an exhibit to this amended Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
16.1	Letter from KPMG LLP dated September 24, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETOPIA, INC.

Date: September 27, 2004	By:	/s/ ALAN B. LEFKOF
Alan B. Lefkof
President and Chief Executive Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG LLP dated September 24, 2004